UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2022

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Brown-Forman 2022 Omnibus Compensation Plan
At the 2022 Annual Meeting of Stockholders of Brown-Forman Corporation ("Brown-Forman" or the "Company") held on July 28, 2022 (the "Annual Meeting"), the Class A common stockholders of Brown-Forman voted on and approved the Brown-Forman 2022 Omnibus Compensation Plan (the "2022 Plan").
A summary description of the 2022 Plan and related matters is set forth in Brown-Forman's definitive proxy statement for the 2022 Annual Meeting which was filed with the Securities and Exchange Commission on June 24, 2022 (the "2022 Proxy Statement"). Such summary description is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated herein by reference to Appendix B to the Company’s 2022 Proxy Statement, filed with the Securities and Exchange Commission on June 24, 2022.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters submitted to a vote of the Company's Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Campbell P. Brown	156,152,661	2,435,178	80,138	5,309,285
Stuart R. Brown	156,717,427	1,931,214	19,336	5,309,285
John D. Cook	155,826,341	2,814,689	26,947	5,309,285
Marshall B. Farrer	156,291,925	2,348,490	27,562	5,309,285
Augusta Brown Holland	156,657,687	1,990,018	20,272	5,309,285
Michael J. Roney	156,208,515	2,427,598	31,864	5,309,285
Jan E. Singer	158,496,444	137,975	33,558	5,309,285
Tracy L. Skeans	156,508,612	2,124,959	34,406	5,309,285
Michael A. Todman	157,478,037	1,154,995	34,945	5,309,285
Lawson E. Whiting	156,510,724	2,133,212	24,041	5,309,285

Approval of 2022 Omnibus Compensation Plan

The Company's Class A common stockholders approved the adoption of the Brown-Forman 2022 Omnibus Compensation Plan. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
157,664,292	445,469	558,216	5,309,285

Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2023

The Company's Class A common stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2023. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
162,445,963	1,491,086	40,213	N/A

Item 7.01. Regulation FD Disclosure.

On July 28, 2022, the Company issued a press release announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year and approved the other matters described herein. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporate by reference in any filing the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Brown-Forman 2022 Omnibus Compensation Plan (incorporated by reference to Appendix B of the Brown-Forman Corporation Definitive Proxy Statement for the July 28, 2022 Annual Meeting of Stockholders, filed on June 24, 2022).

99.1	Brown-Forman Corporation Press Release dated July 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 29, 2022	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel and Corporate Secretary